Financial Instruments	12 Months Ended
Dec. 31, 2019
Disclosure Of Financial Instruments [Abstract]
Financial Instruments

NOTE 24. FINANCIAL INSTRUMENTS

Financial Risk Management

The Board of Directors is responsible for identifying the principal risks of Precision’s business and for ensuring the implementation of systems to manage these risks. With the assistance of senior management, who report to the Board of Directors on the risks of Precision’s business, the Board of Directors considers such risks and discusses the management of such risks on a regular basis.

Precision has exposure to the following risks from its use of financial instruments:

(a) Credit Risk

Accounts receivable includes balances from a large number of customers primarily operating in the oil and natural gas industry. The Corporation manages credit risk by assessing the creditworthiness of its customers before providing services and on an ongoing basis, and by monitoring the amount and age of balances outstanding. In some instances, the Corporation will take additional measures to reduce credit risk including obtaining letters of credit and prepayments from customers. When indicators of credit problems appear, the Corporation takes appropriate steps to reduce its exposure including negotiating with the customer, filing liens and entering into litigation. Precision’s most significant customer accounted for $12 million of the trade receivables amount at December 31, 2019 (2018 – $18 million).

The movement in the expected credit loss allowance during the year was as follows:

	2019	2018
Balance at January 1,	$1,470	$2,596
Impairment loss recognized	72	483
Amounts written-off as uncollectible	(537)	(416)
Impairment loss reversed	(24)	(1,247)
Effect of movement in exchange rates	(52)	54
Balance at December 31,	$929	$1,470

The ageing of trade receivables at December 31 was as follows:

	2019		2018
	Gross	Provision for Impairment	Gross	Provision for Impairment
Not past due	$144,292	$1	$175,277	$—
Past due 0 – 30 days	47,965	8	64,351	—
Past due 31 – 120 days	19,166	28	25,032	71
Past due more than 120 days	1,303	892	1,399	1,399
	$212,726	$929	$266,059	$1,470

(b) Interest Rate Risk

As at December 31, 2019 and 2018, all of Precision’s outstanding long-term debt bears fixed interest rates. As a result, Precision is not exposed to significant fluctuations in interest expense as a result of changes in interest rates. The Corporation would have exposure to interest rates if it were to draw upon its Senior Credit Facility.

(c) Foreign Currency Risk

The Corporation is primarily exposed to foreign currency fluctuations in relation to the working capital of its foreign operations and certain long-term debt facilities of its Canadian operations. The Corporation has no significant exposures to foreign currencies other than the U.S. dollar. The Corporation monitors its foreign currency exposure and attempts to minimize the impact by aligning appropriate levels of U.S. denominated debt with cash flows from U.S. based operations.

The following financial instruments were denominated in U.S. dollars:

		2019				2018
		Canadian Operations		Foreign Operations		Canadian Operations		Foreign Operations
Cash	US	$9,727	US	$41,154	US	$957	US	$49,302
Accounts receivable		242		150,873		482		181,609
Accounts payable and accrued liabilities		(17,730)		(86,324)		(20,655)		(122,417)
Long-term liabilities, excluding long-term incentive plans(1)		—		(7,669)		—		(7,747)
Net foreign currency exposure	US	$(7,761)	US	$98,034	US	$(19,216)	US	$100,747
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on net earnings (loss)		$(78)		$—		$(192)		$—
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on comprehensive loss		$—		$980		$—		$1,007

(1)   Excludes U.S. dollar long-term debt that has been designated as a hedge of the Corporation’s net investment in certain self-sustaining foreign operations.

(d) Liquidity Risk

Liquidity risk is the exposure of the Corporation to the risk of not being able to meet its financial obligations as they become due. The Corporation manages liquidity risk by monitoring and reviewing actual and forecasted cash flows to ensure there are available cash resources to meet these needs. The following are the contractual maturities of the Corporation’s financial liabilities and other contractual commitments as at December 31, 2019:

	2020	2021	2022	2023	2024	Thereafter	Total
Accounts payable and accrued liabilities	$199,478	$—	$—	$—	$—	$—	$199,478
Share based compensation	5,130	6,649	6,026	—	—	—	17,805
Long-term debt (1)	32,463	85,215	—	447,792	399,545	480,112	1,445,127
Interest on long-term debt (2)(3)	95,427	95,196	89,888	88,442	52,562	35,633	457,148
Commitments	36,812	64,098	45,346	6,643	5,195	11,117	169,211
Total	$369,310	$251,158	$141,260	$542,877	$457,302	$526,862	$2,288,769

(1)   At December 31, 2019, Precision committed to redeem US$25 million of its 6.5% unsecured senior notes due 2021 in the first quarter of 2020.

(2)   Calculated based on December 31, 2019 debt balance less first quarter unsecured senior notes redemptions, interest rates, and foreign exchange rates in effect as at December 31, 2019.

(3)   Excludes amortization of long-term debt issue costs.

Fair Values

The carrying value of cash, accounts receivable, and accounts payable and accrued liabilities approximates their fair value due to the relatively short period to maturity of the instruments. The fair value of the unsecured senior notes at December 31, 2019 was approximately $1,428 million (2018 – $1,548 million).

Financial assets and liabilities recorded or disclosed at fair value in the consolidated statements of financial position are categorized based on the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels are based on the amount of subjectivity associated with the inputs in the fair determination and are as follows:

Level I – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level II – Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level III – Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The estimated fair value of Unsecured Senior Notes is based on level II inputs. The fair value is estimated considering the risk free interest rates on government debt instruments of similar maturities, adjusted for estimated credit risk, industry risk and market risk premiums.